UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): January 28, 2004

                                 ConocoPhillips
             (Exact name of registrant as specified in its charter)

           Delaware                     000-49987              01-0562944
(State or other jurisdiction of       (Commission          (I.R.S. Employer
       incorporation)                 File Number)        Identification No.)


                             600 North Dairy Ashford
                              Houston, Texas 77079
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (281) 293-1000


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Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         99.1    --  Press release issued by ConocoPhillips on January 28, 2004.

         99.2    --  Financial and operational tables.

         99.3    --  Supplemental financial information.

Item 12.  Results of Operations and Financial Condition

         On January 28, 2004, ConocoPhillips issued a press release announcing the company's financial and operating results for the quarter ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference. Additional financial and operating information about the quarter is furnished as Exhibits 99.2 and 99.3 to this report and incorporated by reference herein.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    CONOCOPHILLIPS



                                                  /s/ John A.Carrig
                                           -------------------------------
                                                    John A. Carrig
                                          Executive Vice President, Finance, and
                                               Chief Financial Officer

January 28, 2004



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

                                  EXHIBIT INDEX


Exhibit
No.           Description
-------       -----------
99.1    --    Press release issued by ConocoPhillips on January 28, 2004.

99.2    --    Financial and operational tables.

99.3    --    Supplemental financial information.




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